UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 1, 2024 (March 29, 2024)
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WAITR HOLDINGS INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-37788	26-3828008
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

214 Jefferson Street, Suite 200 Lafayette, Louisiana		70501
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (337) 534-6881
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:
None
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On the evening of March 29, 2024, the online ordering services segment of Waitr Holdings Inc. (“Company”), which includes operations related to the Company’s technology platform for online ordering, ceased operations with respect to carryout services. The Company previously ceased operations with respect to delivery services, as reported in the Form 8-K filed with the Securities and Exchange Commission on February 13, 2024. The Company is evaluating its options, including commencing a case under the U.S. Bankruptcy Code.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAITR HOLDINGS INC.

Date: April 1, 2024	By:	/s/ Thomas C. Pritchard
Name: Thomas C. Pritchard
Title: General Counsel
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